UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

Commission file number 001-31617

BRISTOW GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	72-0679819
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2103 City West Blvd., 4th Floor, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

None

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on May 11, 2019, Bristow Group Inc. (the “Company”, “Bristow Group”, “we”, “us” or “our”) and its subsidiaries BHNA Holdings Inc., Bristow Alaska Inc., Bristow Helicopters Inc., Bristow U.S. Leasing LLC, Bristow U.S. LLC, BriLog Leasing Ltd. and Bristow Equipment Leasing Ltd. (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors’ Chapter 11 Cases are jointly administered under the caption In re: Bristow Group Inc., et al., Main Case No. 19-32713. The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Debtors executed non-disclosure agreements (“NDAs”) with certain stakeholders (the “Stakeholders”) to facilitate discussions between the Debtors and the Stakeholders concerning the restructuring of the Debtors’ capital structure (the “Restructuring”). Certain of the Stakeholders have been provided with confidential information regarding the Debtors and their respective businesses in the form of a confidential information memorandum (the “Confidential Information”). The Confidential Information includes certain financial projections and forecasts prepared in early 2019 (the “Projections”). Pursuant to the terms and conditions of the NDAs with certain of the Stakeholders, the Company agreed to disclose publicly within a specified timeframe the Confidential Information and the Projections, which materials are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The Confidential Information and the Projections are being furnished, in part, to satisfy the Debtors’ public disclosure obligations under the NDAs.

None of the Projections or other Confidential Information was prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company or the Debtors. Neither the Confidential Information nor the Projections purport to present the Company or the Debtors’ financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information or the Projections and, accordingly, does not express an opinion or any other form of assurance with respect thereto. The inclusion herein of the Confidential Information and the Projections should not be regarded as an affirmation by the Debtors that the Company will perform as projected, and neither the Confidential Information nor the Projections should be relied upon as such. None of the Company or its respective affiliates, advisors, officers, directors, partners or representatives has made, makes or is authorized in the future to make any representation to any stakeholder or other person regarding the Restructuring, the Company’s ultimate performance compared to the information contained in the Projections or that forecasted results will be achieved, and any statements to the contrary should be disregarded. None of the Company or its respective affiliates, advisors, officers, directors, partners or representatives undertakes any obligation to publicly update the Confidential Information or the Projections to reflect circumstances existing after the date when the Confidential Information or the Projections were made or prepared or to reflect the occurrence of future events.

Item 8.01 Other Events.

Chapter 11 Plan and Disclosure Statement

On August 1, 2019, the Debtors filed a joint chapter 11 plan of reorganization (the “Plan”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Plan is subject to confirmation by the Bankruptcy Court and acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code). The Plan provides for the issuance of shares of new common stock and new preferred stock to holders of certain classes of secured and unsecured claims. The descriptions of the Plan and Disclosure Statement are qualified in their entirety by reference to the Plan and the Disclosure Statement, copies of which are attached herewith as Exhibit 99.2 and Exhibit 99.3, respectively.

No Recovery to Current Equity Holders

The Plan contemplates that the Company’s existing equity holders would receive no recovery and that the common stock, including options, warrants, rights, restricted stock units or other securities or agreements to acquire such common stock, would be cancelled.

Treatment of Other Claimants

The treatment of various non-equity claimants is described in Article III of the Plan and principally in Article III of the Disclosure Statement. Under the Chapter 11 Cases, the ultimate recovery of the non-equity claimants will depend upon various factors, including whether the Plan in the form filed herewith is modified and whether it is confirmed by the Bankruptcy Court.

Other

On August 2, 2019, the Company issued a press release in connection with the filing of the Plan and the Disclosure Statement with the Bankruptcy Court. A copy of the press release is furnished as Exhibit 99.4 hereto and is incorporated herein by reference.

Nothing contained in this current report on Form 8-K, the Plan or the Disclosure Statement is a solicitation of acceptance or rejection of the Plan. Acceptances or rejections of the Plan will only be solicited after a definitive Disclosure Statement has been approved by the Bankruptcy Court.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant or complete loss of their investment, depending on the outcome of the Chapter 11 Cases.

Additional information regarding the Chapter 11 Cases is available at http://www.bristowgroup.com/restructuring. Court filings and information about the claims process are available at https://cases.primeclerk.com/Bristow. Information contained on, or that can be accessed through, such web sites is not part of, and is not incorporated into, this Current Report on Form 8-K. Questions should be directed to the Company’s claims agent, Prime Clerk, by email to bristowinfo@primeclerk.com or by phone at +1 844-627-6967 (toll free) or +1 347-292-3534 (toll).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Confidential Information and Projections.

99.2	Joint Chapter 11 Plan of Reorganization, dated August 1, 2019.

99.3	Disclosure Statement, dated August 1, 2019.

99.4	Press Release, dated August 2, 2019.

Cautionary Statements Regarding Forward-Looking Information

Investors are cautioned that some of the statements we use in this report contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties and depend upon future events or conditions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee you that our plans and expectations will be achieved. Such statements may include, but are not limited to, statements about our future financial condition and future business plans and expectations, the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments and operating expectations during the pendency of our court proceedings and other plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual events or results to differ materially from those anticipated by our forward-looking statements or historical performance can be found in the Company’s filings with the Securities and Exchange Commission.

Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events, except to the extent required by the federal securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: August 2, 2019	By:	/s/ Brian J. Allman
Brian J. Allman
Senior Vice President and Chief Financial Officer

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